Exhibit 10.20(d)
AMENDMENT NO. 4 TO EXCLUSIVE DISTRIBUTION AGREEMENT
This Amendment No. 4 is dated July 22, 2024 (the “Amendment”), and is between Artivion, Inc. (formerly CryoLife, Inc.) located at Lotzernacker 23, 72379 Hechingen, Germany (“Distributor”) and Endospan, Ltd., located at Maskit St. 4 Herzlia Business Park, Herzlia, Israel 46733 (the “Company”). Each of Company and Distributor are sometimes hereinafter referred to individually as a “Party” and collectively as “Parties.”

RECITALS

a)The Parties desire to amend the Exclusive Distribution Agreement entered thereby dated September 11, 2019 (the Distribution Agreement)
b)Capitalized terms used in this Amendment and not otherwise defined herein are used as defined in the Distribution Agreement.

AGREEMENT

Accordingly, the Parties agree as follows:
1.Amendment for Exhibit A. Exhibit A of the Distribution Agreement is hereby amended with the inclusion of the new custom made multibranch system Nexus TRE transfer price to Artivion. The transfer price for TRE Arch system is € 9.000.

Product description	Price in Euros
Ascending module	4.000,00-
Nexus Arch main module	5.000,00-
DUO Arch customized main module	7.500,00-
TRE Arch customized main module	9.000,00-
Descending extension module	3.850,00-

2.Amendment for Exhibit A. Exhibit A of the Distribution agreement is hereby amended with the inclusion of the demo prices for all the products included in the Distribution Agreement as shown in the following chart:

Demo product description	Price in Euros
Ascending module demo	651,00-
Nexus Arch module demo	680,00-
DUO Arch customized demo	740,00-
TRE Arch customized demo	740,00-
Descending extension demo	680,00-

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Each Party is signing this Amendment on the date stated below that Party’s signature.

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